                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                        April 30, 2003 (April 29, 2003)


                                  GUESS?, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



            1-11893                             95-3679695
    ------------------------------------------------------------------
    (Commission File Number)         (IRS Employer Identification No.)



         1444 S. Alameda Street   Los Angeles, California         90021
        -----------------------------------------------------------------------
               Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (213) 765-3100
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

     Guess?, Inc. issued a press release on April 29, 2003. The press release announced that Guess Royalty Finance LLC, a subsidiary of Guess?, Inc., has issued in a private placement $75 million of 6.75% notes due 2012 secured by rights and interests in specific Guess? intellectual property and licenses and royalty monies payable thereunder. The press release is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS

         99.1 Press Release of Guess?, Inc. dated April 29, 2003 (issuance of 6.75% notes due 2012)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Los Angeles, State of California, on April 30, 2003.

                                  GUESS?, INC.


                                  By:   /s/ Maurice Marciano
                                        ------------------------------
                                        Maurice Marciano
                                        CO-CHAIRMAN OF THE BOARD,
                                        CO-CHIEF EXECUTIVE OFFICER AND
                                        DIRECTOR

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
99.1                     Press Release of Guess?, Inc. dated April 29, 2003
                         (issuance of 6.75% notes due 2012)